Capital Management	12 Months Ended
Dec. 31, 2022
Capital Management [Abstract]
Capital management

41.    Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The gearing ratios at December 31, 2022 and 2021 were as follows:

	December 31, 2022	December 31, 2021
Total borrowings	$23,853,619	$35,797,356
Less: Cash and cash equivalents	(22,996,377)	(9,944,748)
Net debt	857,242	25,852,608
Total equity	28,543,183	45,929,103
Total capital	$29,400,425	$71,781,711
Gearing ratio	3%	36%